UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 15, 2024
______________________
State Street Corporation
(Exact name of Registrant as Specified in its Charter)
____________________

Massachusetts	001-07511	04-2456637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Congress Street
Boston	Massachusetts	02114
(Address of principal executive offices, and Zip Code)

Registrant’s telephone number, including area code:	(617)	786-3000
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRG	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 15, 2024, 266,899,021 shares of State Street’s common stock were represented in person or by proxy. This represented approximately 88.44% of the 301,772,251 shares of State Street’s common stock outstanding as of the close of business on March 18, 2024, the record date for the Annual Meeting. The following matters were voted on at the meeting:

•the election of twelve director nominees;
•the approval of an advisory proposal on executive compensation; and
•the ratification of the selection of Ernst & Young LLP as State Street’s independent registered public accounting firm for the year ending December 31, 2024.

The shareholders voted: to elect the twelve director nominees; to approve the advisory proposal on executive compensation; and to ratify the selection of the independent registered public accounting firm.

The number of votes cast for or against and the number of abstentions and broker non-votes, as applicable, in connection with each matter presented for shareholder consideration at the meeting, are set forth below:

Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Votes

Marie A. Chandoha	240,793,913	1,555,065	355,180	24,194,863
DonnaLee A. DeMaio	241,055,052	1,316,296	332,810	24,194,863
Patrick de Saint-Aignan	235,381,358	6,983,899	338,901	24,194,863
Amelia C. Fawcett	226,141,458	16,214,565	348,135	24,194,863
William C. Freda	240,300,030	2,071,898	332,230	24,194,863
Sara Mathew	238,703,078	3,666,613	334,467	24,194,863
William L. Meaney	231,554,852	10,811,418	337,888	24,194,863
Ronald P. O'Hanley	224,511,075	16,641,100	1,551,983	24,194,863
Sean O' Sullivan	240,956,463	1,412,967	334,728	24,194,863
Julio A. Portalatin	240,343,598	2,008,298	352,262	24,194,863
John B. Rhea	240,829,499	1,530,805	343,854	24,194,863
Gregory L. Summe	227,257,596	15,102,511	344,051	24,194,863

Proposal 2 - Advisory Proposal on Executive Compensation

For	Against	Abstain	Broker Non-Votes
224,718,276	17,084,289	901,593*	24,194,863
92.9%	7.1%	*	*

Proposal 3 - Ratification of the Selection of Ernst & Young LLP as State Street’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2024

For	Against	Abstain	Broker Non-Votes
246,869,789	19,792,710	236,522*	**
92.6%	7.4%	*	**

* Not counted as votes cast
** Not applicable

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

*	104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Submitted electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ Mark Shelton
		Name:	Mark Shelton
		Title:	Executive Vice President, General Counsel and Secretary
Date:	May 20, 2024